Exhibit 99.2

SUPPLEMENTAL INFORMATION      ||     PERIOD ENDED SEPTEMBER 30, 2019

INTRODUCTION

Overview

Seritage Growth Properties (NYSE: SRG) (“Seritage” or the “Company”) is a fully-integrated, self-administered and self-managed REIT that is principally engaged in the acquisition, ownership, development, redevelopment, management, and leasing of diversified retail and mixed-use real estate throughout the United States.

As of September 30, 2019, the Company’s portfolio consisted of interests in 217 properties totaling approximately 34.4 million square feet of gross leasable area, including 189 wholly owned properties totaling approximately 29.6 million square feet of GLA across 44 states and Puerto Rico (the “Wholly Owned Properties”), and interests in 28 joint venture properties totaling approximately 4.8 million square feet of GLA across 14 states (the “JV Properties”).

The Company’s primary objective is to create value for its shareholders through the re-leasing and redevelopment of the majority of its Wholly Owned Properties and JV Properties.  In doing so, the Company expects to meaningfully grow net operating income and diversify its tenant base while transforming its portfolio from one with a single-tenant orientation to one comprised predominately of first-class, multi-tenant shopping centers and larger-scale, mixed-use properties.  In order to achieve its objective, the Company intends to execute the following strategies:

•	Convert single-tenant buildings into multi-tenant properties at meaningfully higher rents;
•	Maximize the value of vast land holdings through retail and mixed-use densification;
•	Leverage existing and future joint venture relationships with leading landlords and financial partners; and
•	Maintain a flexible capital structure to support value creation activities.

Background

On June 11, 2015, Sears Holdings Corporation (“Sears Holdings”) effected a rights offering to Sears Holdings stockholders to purchase common shares of Seritage in order to fund, in part, the $2.7 billion acquisition of (i) 234 of Sears Holdings’ owned properties and one of its ground leased properties (the “Acquired Properties”), and (ii) Sears Holdings’ 50% interests in three joint ventures that collectively owned 28 properties, ground leased one property and leased two properties (the “Acquired JV Properties”).  Concurrent with the acquisition, the Company leased back to Sears Holdings space at 224 of the Acquired Properties under a master lease agreement (the “Original Master Lease”) and space at all 31 Acquired JV Properties under multiple master lease agreements (the “Original JV Master Leases”).

The rights offering ended on July 2, 2015, and the Company’s Class A common shares were listed on the New York Stock Exchange on July 6, 2015.  On July 7, 2015, the Company completed the transactions with Sears Holdings and commenced operations.  The Company did not have any operations prior to the completion of the rights offering and the transactions with Sears Holdings.

As of September 30, 2019, the Company leased space at 49 Wholly Owned Properties to Transform Holdco LLC (“Holdco”), an affiliate of ESL Investments, Inc. (“ESL”) and the successor to Sears Holdings, under a master lease (the “Holdco Master Lease”).  The Company also leased space to Holdco at three JV Properties (the “Holdco JV Leases”).  Under the Holdco Master Lease and Holdco JV Leases, the Company has the right to recapture certain space at each property occupied by Holdco for retenanting or redevelopment purposes.

General Information

Unless the context indicates otherwise, references in this supplemental information package (the "Supplemental") to "Seritage Growth,” “Seritage,” the “Company,” or “SRG” refer to Seritage Growth Properties and its subsidiaries.  Additionally, where reference is made to "GAAP", this refers to accounting principles generally accepted in the United States.

i

TABLE OF CONTENTS

SERITAGE GROWTH PROPERTIES

SUPPLEMENTAL INFORMATION

PERIOD ENDED SEPTEMBER 30, 2019

ii

COMPANY INFORMATION

Company Contacts
Benjamin Schall	President and Chief Executive Officer	Kenneth Lombard	EVP and Chief Operating Officer
Brian Dickman	EVP and Chief Financial Officer	Matthew Fernand	EVP and General Counsel
James Bry	EVP, Development and Construction	Mary Rottler	EVP, Leasing and Operations
ir@seritage.com	Investor Relations and Communications	646.277.1268

Summary Information

September 30, 2019

(In thousands, except per share, PSF and ratio amounts)

Three Months Ended September 30,	Nine Months Ended September 30,
Financial Results	2019	2018	2019	2018
Net loss attributable to Seritage common shareholders (page 3)	$(12,103)	$(23,441)	$(38,423)	$(22,337)
Total NOI (page 5)	14,661	35,713	53,584	109,052
FFO (page 7)	(2,389)	(433)	(13,734)	17,102
Company FFO (page 7)	(7,808)	(774)	(18,930)	20,184
Net loss per diluted share attributable to Seritage common shareholders (page 3)	$(0.33)	$(0.66)	$(1.06)	$(0.63)
FFO per diluted share (page 7)	(0.04)	(0.01)	(0.25)	0.31
Company FFO per diluted share (page 7)	(0.14)	(0.01)	(0.34)	0.36
Wtd. avg. diluted shares - EPS	36,829	35,598	36,268	35,535
Wtd. avg diluted shares - FFO/share	55,802	55,717	55,800	55,700
Stock trading price range	$38.21 to $44.27	$41.51 to $51.53	$32.98 to $46.49	$34.50 to $51.53

As of	As of
Financial Ratios (page 4)	September 30, 2019	December 31, 2018
Total debt to total market capitalization	39.6%	46.1%
Net debt to Company EBITDA	17.9	x	10.3	x
Company EBITDA to cash interest expense	0.8	x	1.3	x

As of	As of
Property Data (page 10)	September 30, 2019	December 31, 2018
Number of properties	217	232
Gross leasable area (total / at share)	34,401 / 31,994	36,299 / 33,951
Percentage leased (total / at share)	52.6% / 54.0%	67.0% / 66.3%

As of September 30, 2019
% of Total
Tenant	Annual Rent	Annual Rent	Annual Rent PSF
Sears/Kmart	$19,759	10.2%	$3.06
In-place diversified, non-Sears leases	85,459	43.9%	13.60
Signed not yet opened ("SNO") in-place diversified, non-Sears leases	89,443	45.9%	19.73
Total	$194,661	100.0%	$11.27

As of September 30, 2018
% of Total
Tenant	Annual Rent	Annual Rent	Annual Rent PSF
Sears/Kmart	$90,805	39.9%	$4.73
In-place diversified, non-Sears leases	61,557	27.1%	13.20
SNO in-place diversified, non-Sears leases	75,010	33.0%	16.49
Total	$227,372	100.0%	$8.00

CONSOLIDATED FINANCIAL STATEMENTS

Condensed Consolidated Balance Sheets (unaudited)

September 30, 2019

(In thousands, except share and per share amounts)

	September 30, 2019	December 31, 2018
ASSETS
Investment in real estate
Land	$673,055	$696,792
Buildings and improvements	1,007,738	900,173
Accumulated depreciation	(136,423)	(137,947)
	1,544,370	1,459,018
Construction in progress	363,695	292,049
Net investment in real estate	1,908,065	1,751,067
Real estate held for sale	10,213	3,094
Investment in unconsolidated joint ventures	429,143	398,577
Cash and cash equivalents	232,320	532,857
Tenant and other receivables, net	57,186	36,926
Lease intangible assets, net	91,013	123,656
Prepaid expenses, deferred expenses and other assets, net	65,258	29,899
Total assets	$2,793,198	$2,876,076

LIABILITIES AND EQUITY
Liabilities
Term Loan Facility, net	$1,598,382	$1,598,053
Accounts payable, accrued expenses and other liabilities	115,607	127,565
Total liabilities	1,713,989	1,725,618

Commitments and contingencies

Shareholders' Equity
Class A common shares $0.01 par value; 100,000,000 shares authorized; 36,828,522 and 35,667,521 shares issued and outstanding as of September 30, 2019 and December 31, 2018, respectively	368	357
Class B common shares $0.01 par value; 5,000,000 shares authorized; 1,247,060 and 1,322,365 shares issued and outstanding as of September 30, 2019 and December 31, 2018, respectively	12	13
Series A preferred shares $0.01 par value; 10,000,000 shares authorized; 2,800,000 shares issued and outstanding as of September 30, 2019 and December 31, 2018; liquidation preference of $70,000	28	28
Additional paid-in capital	1,145,854	1,124,504
Accumulated deficit	(392,837)	(344,132)
Total shareholders' equity	753,425	780,770
Non-controlling interests	325,784	369,688
Total equity	1,079,209	1,150,458
Total liabilities and equity	$2,793,198	$2,876,076

CONSOLIDATED FINANCIAL STATEMENTS

Condensed Consolidated Statements of Operations (unaudited)

September 30, 2019

(In thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
REVENUE
Rental revenue	$46,833	$56,478	$129,108	$158,611
Management and other fee income	795	115	2,891	1,029
Total revenue	47,628	56,593	131,999	159,640
EXPENSES
Property operating	11,462	6,348	31,001	20,122
Real estate taxes	9,164	12,199	29,515	32,797
Depreciation and amortization	21,593	49,830	68,003	134,048
General and administrative	8,130	8,338	26,186	24,808
Provision for doubtful accounts		87	—	257
Total expenses	50,349	76,802	154,705	212,032
Gain on sale of real estate, net	12,445	17,401	45,318	93,419
Equity in loss of unconsolidated joint ventures	(5,616)	(2,266)	(14,338)	(7,006)
Interest and other income	1,416	1,162	6,189	2,298
Interest expense	(22,046)	(30,723)	(67,641)	(65,004)
Change in fair value of interest rate cap	—	(16)	—	(23)
Loss before taxes	(16,522)	(34,651)	(53,178)	(28,708)
Provision for taxes	40	(93)	(83)	(437)
Net loss	(16,482)	(34,744)	(53,261)	(29,145)
Net loss attributable to non-controlling interests	5,604	12,528	18,513	10,486
Net loss attributable to Seritage	$(10,878)	$(22,216)	$(34,748)	$(18,659)
Preferred dividends	(1,225)	(1,225)	(3,675)	(3,678)
Net loss attributable to Seritage common shareholders	$(12,103)	$(23,441)	$(38,423)	$(22,337)

Net loss per share attributable to Seritage Class A and Class C common shareholders - Basic	$(0.33)	$(0.66)	$(1.06)	$(0.63)
Net loss per share attributable to Seritage Class A and Class C common shareholders - Diluted	$(0.33)	$(0.66)	$(1.06)	$(0.63)
Weighted average Class A and Class C common shares outstanding - Basic	36,829	35,598	36,268	35,535
Weighted average Class A and Class C common shares outstanding - Diluted	36,829	35,598	36,268	35,535

SUPPLEMENTAL FINANCIAL INFORMATION

Market Capitalization and Financial Ratios

September 30, 2019

(In thousands, except per share and ratio amounts)

	As of		As of
Equity Market Capitalization	September 30, 2019		December 31, 2018
Class A common shares outstanding	36,829		35,668
OP units outstanding	18,973		20,119
Total shares & units outstanding	55,802		55,787
Share Price	$42.49		$32.33
Equity market capitalization	$2,371,027		$1,803,594

Total Market Capitalization
Equity market capitalization	$2,371,027		$1,803,594
Preferred equity	70,000		70,000
Total debt	1,600,000		1,600,000
Total market capitalization	$4,041,027		$3,473,594

Financial Ratios
Total debt to total market capitalization	39.6%		46.1%

Total debt	$1,600,000		$1,600,000
Cash and cash equivalents	(232,320)		(532,857)
Net Debt	$1,367,680		$1,067,143

Net debt to Company EBITDA (1)	17.9	x	10.3	x

Gross real estate investments	$2,283,808		$2,156,295
Investment in unconsolidated joint ventures	429,143		398,577
Total real estate investments	$2,712,951		$2,554,872

Net debt to total real estate investments	50.4%		41.8%

Interest expense (net of amounts capitalized) (1)	$92,657		$90,020
Amortization of deferred financing costs (1)	(431)		(10,323)
Cash interest expense (net of amounts capitalized) (1)	$92,226		$79,697

Company EBITDA to cash interest expense (net of amounts capitalized) (1)	0.8	x	1.3	x

(1)	For the twelve months ended September 30, 2019 and December 31, 2018, respectively.

SUPPLEMENTAL FINANCIAL INFORMATION

Total Net Operating Income

September 30, 2019

(In thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
NOI and Total NOI	2019	2018	2019	2018
Net loss	$(16,482)	$(34,744)	$(53,261)	$(29,145)
Termination fee income	(5,525)	(6,988)	(5,525)	(7,162)
Management and other fee income	(795)	(115)	(2,891)	(1,029)
Depreciation and amortization	21,593	49,830	68,003	134,048
General and administrative expenses	8,130	8,338	26,186	24,808
Equity in loss of unconsolidated joint ventures	5,616	2,266	14,338	7,006
Gain on sale of real estate	(12,445)	(17,401)	(45,318)	(93,419)
Interest and other income	(1,416)	(1,162)	(6,189)	(2,298)
Interest expense	22,046	30,723	67,641	65,004
Change in fair value of interest rate cap	—	16	—	23
Provision for income taxes	(40)	93	83	437
NOI	$20,682	$30,856	$63,067	$98,273
NOI of unconsolidated joint ventures	1,086	4,337	8,245	14,102
Straight-line rent adjustment (1)	(6,759)	885	(15,662)	(2,289)
Above/below market rental income/expense (1)	(348)	(365)	(2,066)	(1,034)
Total NOI	$14,661	$35,713	$53,584	$109,052

	As of September 30,
Annualized Total NOI	2019	2018
Total NOI (per above)	$14,661	$35,713
Period adjustments (2)	926	911
Adjusted Total NOI	15,587	36,624
Annualize	x 4	x 4
Adjusted Total NOI annualized	62,348	146,496
Plus: estimated annual Total NOI from SNO leases	86,760	63,600
Less: estimated annual Total NOI from associated space to be recaptured from Sears	(1,598)	(4,958)
Annualized Total NOI	$147,510	$205,138

(1)	Includes adjustments for unconsolidated joint ventures.
(2)	Includes adjustments to account for leases not in place for the full period.

SUPPLEMENTAL FINANCIAL INFORMATION

EBITDAre and Company EBITDA

September 30, 2019

(In thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
EBITDAre and Company EBITDA	2019	2018	2019	2018
Net loss	$(16,482)	$(34,744)	$(53,261)	$(29,145)
Interest expense	22,046	30,723	67,641	65,004
Interest expense (unconsolidated joint ventures)	245	—	249	—
Provision for income and other taxes	(40)	93	83	437
Depreciation and amortization	21,593	49,830	68,003	134,048
Depreciation and amortization (unconsolidated joint ventures)	6,752	3,671	22,134	10,980
Gain on sale of real estate	(12,445)	(17,401)	(45,318)	(93,419)
EBITDAre	$21,669	$32,172	$59,531	$87,905
Termination fee income	(5,525)	(6,988)	(5,525)	(7,162)
Change in fair value of interest rate cap	-	16	—	23
Company EBITDA	$16,144	$25,200	$54,006	$80,766

SUPPLEMENTAL FINANCIAL INFORMATION

Funds from Operations and Company FFO

September 30, 2019

(In thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
FFO and Company FFO	2019	2018	2019	2018
Net loss	$(16,482)	$(34,744)	$(53,261)	$(29,145)
Real estate depreciation and amortization (consolidated properties)	21,011	49,266	66,386	132,364
Real estate depreciation and amortization (unconsolidated joint ventures)	6,752	3,671	22,134	10,980
Gain on sale of real estate	(12,445)	(17,401)	(45,318)	(93,419)
Dividends on preferred shares	(1,225)	(1,225)	(3,675)	(3,678)
FFO attributable to common shareholders and unitholders	$(2,389)	$(433)	$(13,734)	$17,102
Termination fee income	(5,525)	(6,988)	(5,525)	(7,162)
Change in fair value of interest rate cap	—	16	—	23
Amortization of deferred financing costs	106	6,631	329	10,221
Company FFO attributable to common shareholders and unitholders	$(7,808)	$(774)	$(18,930)	$20,184

FFO per diluted common share and unit	$(0.04)	$(0.01)	$(0.25)	$0.31
Company FFO per diluted common share and unit	$(0.14)	$(0.01)	$(0.34)	$0.36

Weighted Average Common Shares and Units Outstanding
Weighted average common shares outstanding	36,829	35,598	36,268	35,535
Weighted average OP units outstanding	18,973	20,119	19,532	20,165
Weighted average common shares and units outstanding	55,802	55,717	55,800	55,700

SUPPLEMENTAL FINANCIAL INFORMATION

Additional Information

September 30, 2019

(In thousands)

	As of	As of
Debt Summary	September 30, 2019	December 31, 2018
Term Loan Facility (drawn / undrawn)	$1,600,000 / 400,000	$1,600,000 / 400,000
Interest rate / undrawn rate	7.00% / 1.00%	7.00% / 1.00%
Maturity	July 2023	July 2023

Prepaid Expenses, Deferred Expenses and Other Assets
Right of use asset	$18,812	$—
Deferred expenses	18,612	9,621
Other assets	8,408	5,411
Prepaid insurance	6,500	3,283
Other prepaid expenses	5,174	3,605
FF&E	4,267	5,299
Prepaid real estate taxes	3,485	2,680
Total prepaid expenses, deferred expenses and other assets	$65,258	$29,899

Accounts Payable, Accrued Expenses and Other Liabilities
Accounts payable and accrued expenses	$31,045	$28,065
Accrued development expenditures	22,580	26,180
Accrued real estate taxes	18,278	14,108
Below-market leases	11,488	12,281
Environmental reserve	9,477	9,477
Lease liability	7,909	—
Accrued interest	4,667	4,978
Prepaid rental income	4,605	4,021
Unearned tenant reimbursements	2,263	10,975
Deferred maintenance	1,722	1,722
Common and preferred dividends and OP Unit distributions payable	1,573	15,758
Total accounts payable, accrued expenses and other liabilities	$115,607	$127,565

SUPPLEMENTAL FINANCIAL INFORMATION

Additional Information (cont’d)

September 30, 2019

(In thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
Select Non-Cash Items	2019	2018	2019	2018

Straight-line rental income
Wholly-owned	$6,661	$(1,064)	$15,625	$1,750
Joint ventures	98	179	37	539
Total	$6,759	$(885)	$15,662	$2,289

Net amortization of above/below market rental income/expense
Wholly-owned	$135	$176	$382	$590
Joint ventures	213	189	1,684	444
Total	$348	$365	$2,066	$1,034

Amortization of deferred financing costs	$(106)	$(6,631)	$(329)	$(10,221)
Stock-based compensation expense	(1,349)	(2,210)	(4,234)	(5,589)

Dividends
Dividends per Class A and Class C common share	$—	$0.25	$0.25	$0.75
Declaration date	—	Jul 24, 2018
Record date	—	Sep 28, 2018
Payment date	—	Oct 11, 2018

PROPERTY INFORMATION

Portfolio Overview

September 30, 2019

(In thousands, except number of properties/leases and PSF amounts)

Portfolio Summary

The following table provides a summary of the Company’s portfolio, including JV Properties presented at the Company’s proportional share, as of September 30, 2019:

	Consolidated	Unconsolidated	Seritage
	Portfolio	Joint Ventures	Total
Number of properties	189	28	217

Total GLA	29,587	4,814	34,401
At share	29,587	2,407	31,994

Leased GLA	16,444	1,647	18,091
At share	16,444	824	17,268

Percentage leased	55.6%	34.2%	52.6%
At share	55.6%	34.2%	54.0%

Property Type

As of September 30, 2019, the portfolio included 114 properties characterized as attached to regional malls and 103 characterized as shopping center or freestanding properties.  The following table provides a summary of the portfolio, including JV Properties presented at the Company’s proportional share, based on these property types and signed leases as of September 30, 2019:

	Number of	Leased	Annual Base
Property Type (1)	Properties	GLA	Rent ("ABR")	ABR PSF	Leased
Mall	114	8,553	$106,302	$12.43	47.6%
Shopping Center	103	8,715	88,359	10.14	62.2%
Total	217	17,268	$194,661	$11.27	54.0%

(1)

Company classification.  Mall properties are attached to regional malls; Shopping Center properties include properties attached to, within or adjacent to neighborhood shopping or power centers, as well as freestanding properties.

Tenant Overview

The following table provides a summary of annual base rent for the portfolio, including JV Properties presented at the Company’s proportional share, based on signed leases as of September 30, 2019:

	Number of	Leased	% of Total	Annual Base	% of
Tenant	Leases	GLA	Leased GLA	Rent ("ABR")	Total ABR	ABR PSF
Sears/Kmart (1)	52	6,449	37.3%	$19,759	10.2%	$3.06
In-place diversified, non-Sears leases	273	6,285	36.4%	85,459	43.9%	13.60
SNO diversified, non-Sears leases	178	4,534	26.3%	89,443	45.9%	19.73
Sub-total diversified, non-Sears leases	451	10,819	62.7%	174,902	89.8%	16.17
Total	503	17,268	100.0%	$194,661	100.0%	$11.27

(1)	Number of leases reflects number of properties subject to the Holdco Master Lease and leases between the Company’s unconsolidated joint ventures and Holdco.

PROPERTY INFORMATION

Portfolio Overview (cont’d)

September 30, 2019

(In thousands, except number of leases and PSF amounts)

Top Tenants

The following table lists the top tenants in the portfolio, including JV Properties presented at the Company’s proportional share, based on signed leases as of September 30, 2019:

(dollars in thousands)
Tenant	Number of Leases	Annual Rent	% of Total Annual Rent	Concepts/Brands
Sears/Kmart (1)	52	$19,759	10.2%	Sears, Sears Auto Center, Kmart
Dave & Buster's	12	10,011	5.1%
Dick's Sporting Goods	11	9,955	5.1%
Round One Entertainment	10	8,575	4.4%
At Home	12	7,334	3.8%
24 Hour Fitness	7	6,658	3.4%
Burlington Stores	10	6,194	3.2%
Ross Dress For Less	16	5,802	3.0%	Ross Dress for Less, dd's Discounts
Cinemark	4	4,899	2.5%
Nordstrom Rack	6	4,385	2.3%
Equinox Fitness	16	4,202	2.2%	Equinox, Blink Fitness
AMC	3	4,202	2.2%
Primark	3	3,002	1.5%
Bed Bath & Beyond	6	2,489	1.3%	Bed Bath & Beyond, buybuyBaby, Cost Plus World Market, Christmas Tree Shops andThat!
TJX	9	2,356	1.2%	TJ Maxx, Marshalls, HomeGoods, HomeSense, Sierra Trading Post
Darden	12	2,337	1.2%	Longhorn Steakhouse, Olive Garden, Seasons 52, Yardhouse, Bahama Breeze
Hobby Lobby	4	2,024	1.0%
PetSmart	4	2,012	1.0%

Note: The Company has signed 10 leases with Industrious to occupy 330,000 SF under revenue-sharing agreements that are expected to place Industrious among the Company’s top tenants.

(1)	Number of leases reflects number of properties subject to the Holdco Master Lease and leases between the Company’s unconsolidated joint ventures and Holdco.

PROPERTY INFORMATION

Portfolio Overview (cont’d)

September 30, 2019

(In thousands, except number of properties and PSF amounts)

Geographic Summary

The following table sets forth information regarding the geographic diversification of the portfolio, including JV Properties presented at the Company’s proportional share, based on signed leases as of September 30, 2019:

(in thousands except property count and PSF data)
State	Number of Properties	Annual Rent	% of Total Annual Rent	Rent PSF
California	39	$35,584	18.3%	$8.49
Florida	24	34,609	17.8%	18.26
New York	10	12,194	6.3%	20.43
Illinois	10	11,621	6.0%	12.35
Texas	16	11,583	6.0%	10.03
New Jersey	5	8,998	4.6%	18.78
Puerto Rico	6	6,903	3.5%	7.65
Virginia	5	6,357	3.3%	11.54
Pennsylvania	5	6,354	3.3%	11.39
Ohio	9	3,871	2.0%	7.98
Total Top 10	129	$138,074	71.1%	$11.75
Other (1)	88	56,587	28.9%	10.26
Total	217	$194,661	100.0%	$11.27

(1)	Includes 35 states

PROPERTY INFORMATION

Leasing Activity

September 30, 2019

(In thousands, except number of leases and PSF amounts)

Signed Leases

The table below provides a summary of the Company’s leasing activity since inception through September 30, 2019, including JV Properties presented at the Company’s proportional share:

(in thousands except number of leases and PSF data)

	Total				Release of Sears Holdings Space
		Leased	Annual	Annual		Leased	Annual	Annual	Releasing
Period	Leases	GLA	Rent	Rent PSF	Leases	GLA	Rent	Rent PSF	Multiple
2015	9	154	$4,650	$30.28	6	130	$3,820	$29.41	4.4	x
Q1 2016	7	214	6,990	32.60	7	214	6,990	32.60	5.7	x
Q2 2016	15	422	7,240	17.15	13	363	6,440	17.75	4.7	x
Q3 2016	14	543	7,470	13.74	12	456	6,250	13.70	4.0	x
Q4 2016	29	891	14,900	16.72	27	849	13,930	16.41	4.1	x
2016	65	2,070	36,600	17.68	59	1,882	33,610	17.86	4.5	x
Q1 2017	22	535	8,780	16.41	21	530	8,660	16.34	4.0	x
Q2 2017	28	598	11,340	18.95	26	592	11,240	18.99	3.7	x
Q3 2017	21	601	9,770	16.25	18	486	8,730	17.97	4.6	x
Q4 2017	23	872	14,827	17.00	21	868	14,669	16.90	3.8	x
2017	94	2,606	44,717	17.16	86	2,476	43,299	17.49	4.0	x
Q1 2018	20	391	7,915	20.24	19	389	7,891	20.29	4.1	x
Q2 2018	42	714	10,709	15.00	42	714	10,709	15.00	3.7	x
Q3 2018	22	546	7,487	13.71	18	529	7,012	13.26	3.8	x
Q4 2018	30	664	13,930	20.98	29	659	13,749	20.86	4.0	x
2018	114	2,315	40,041	17.30	108	2,291	39,361	17.18	3.9	x
Q1 2019	29	365	10,972	30.09	26	343	10,598	30.90	4.1	x
Q2 2019	28	603	12,010	19.92	23	497	10,762	21.65	3.6	x
Q3 2019	20	598	11,778	19.68	19	596	11,754	19.71	3.8	x
Total Retail	359	8,711	$160,768	$18.46	327	8,215	$153,204	$18.65	4.1	x
Other (1)	13	902	6,619
Total	372	9,613	$167,387

(1)	Includes certain self storage, medical office, auto-related and ground leases.

SNO Lease Summary

The table below provides a summary of the Company’s SNO leases from June 30, 2019 to September 30, 2019, including JV Properties presented at the Company’s proportional share:

(in thousands except number of leases and PSF data)
	Number of		Total
	SNO Leases	GLA	ABR	ABR PSF
As of June 30, 2019	179	4,452	$85,740	$19.26
Opened	(21)	(391)	(6,475)	16.54
Sold / contributed to JVs / terminated	(8)	(287)	(3,062)	10.66
Signed	28	760	13,240	17.41
As of September 30, 2019	178	4,534	$89,443	$19.73

PROPERTY INFORMATION

Redevelopment Projects

September 30, 2019

(In thousands, except number of projects)

As of September 30, 2019, the Company had originated 89 redevelopment projects since the Company’s inception. Excluding five projects that have been sold, these projects represent an estimated total investment of $1,560-1,635 million ($1,435-1,510 million at share), of which an estimated $750-825 million ($695-775 million at share) remains to be spent, and are expected to generate an incremental yield on cost of approximately 10.2-11.2%.

Below is a summary of the Company’s announced development activity from inception through September 30, 2019, presented at 100% share and including certain assets that have been monetized through sale or joint venture:

(in millions)
				Total				Estimated
	Number	Project	Percentage	Estimated	Spent	Projected Annual Income (2)		Incremental
Project Status	of Projects	Square Feet	Leased	Project Costs (1)	To Date	Total	Incremental	Yield (3)
Complete	21	2.1	94%	$185 - 190	$178
Substantially Complete / Delivered to Tenant(s)	33	4.0	71%	495 - 515	358
Underway	21	2.5	62%	710 - 745	258
Announced	9	1.9	58%	170 - 185	18
Current Projects	84	10.5	70%	$1,560 - 1,635	$812	$208 - 216	$166 - 174	10.2 - 11.2%
Acquired	15			64
Sold	5			37
Total Projects	104			$1,661 - 1,736

(1)	Total estimated project costs include aggregate termination fees of approximately $81.0 million to recapture 100% of certain properties.
(2)	Projected annual income is based on assumptions for stabilized rents to be achieved at space under redevelopment. There can be no assurance that stabilized rent targets will be achieved
(3)	Projected incremental annual income divided by total estimated project costs.

PROPERTY INFORMATION

Redevelopment Projects (cont’d)

September 30, 2019

The tables below provide brief descriptions of each of the redevelopment projects originated on the Company’s platform since its inception:

Total Project Costs under $10 Million
		Total	Estimated	Estimated
		Project	Construction	Substantial
Property	Description	Square Feet	Start	Completion
King of Prussia, PA	Repurpose former auto center space for Outback Steakhouse, Yard House and Escape Room	29,100	Complete
Merrillville, IN	Termination property; redevelop existing store for At Home and small shop retail	132,000	Complete
Elkhart, IN	Termination property; existing store has been released to Big R Stores	86,500	Complete
Bowie, MD	Recapture and repurpose auto center space for BJ's Brewhouse	8,200	Complete
Troy, MI	Partial recapture; redevelop existing store for At Home	100,000	Complete
Rehoboth Beach, DE	Partial recapture; redevelop existing store for andThat! and PetSmart	56,700	Complete
Henderson, NV	Termination property; redevelop existing store for At Home, Seafood City, Blink Fitness and additional retail	144,400	Complete
Cullman, AL	Termination property; redevelop existing store for Bargain Hunt, Tractor Supply and Planet Fitness	99,000	Complete
Jefferson City, MO	Termination property; redevelop existing store for Orscheln Farm and Home	96,000	Complete
Guaynabo, PR	Partial recapture; redevelop existing store for Planet Fitness, Capri and additional retail and restaurants	56,100	Complete
Westwood, TX	Termination property; site has been leased to Sonic Automotive for an auto dealership	213,600	Complete
Florissant, MO	Site densification; new outparcel for Chick-fil-A	5,000	Complete
Kearney, NE	Termination property; redevelop existing store for Marshall's, PetSmart, Ross Dress for Less and Five Below	92,500	Complete
Albany, NY	Recapture and repurpose auto center space for BJ's Brewhouse, Ethan Allen and additional small shop retail	28,000	Substantially complete
Dayton, OH	Recapture and repurpose auto center space for Outback Steakhouse and additional restaurants	14,100	Substantially complete
New Iberia, LA	Termination property; redevelop existing store for Ross Dress for Less, Rouses Supermarkets, Hobby Lobby and small shop retail	93,100	Substantially complete
Hopkinsville, KY	Termination property; redevelop existing store for Bargain Hunt, Farmer's Furniture, Harbor Freight Tools and small shop retail	87,900	Substantially complete
Mt. Pleasant, PA	Termination property; redevelop existing store for Aldi, Big Lots and additional retail	86,300	Substantially complete
Layton, UT	Termination property; a portion of the space has been leased to Extra Space Storage; existing tenants include Vasa Fitness and small shop retail	172,100	Substantially complete
St. Clair Shores, MI	100% recapture; demolish existing store and develop site for new Kroger grocery store	107,200	Substantially complete
Houston, TX (Memorial City)	100% recapture; entered into ground lease with adjacent mall owner; potential to participate in future redevelopment	214,400	Substantially complete
North Little Rock, AR	Recapture and repurpose auto center space for LongHorn Steakhouse and small shop retail	17,300	Delivered to tenant(s)
Oklahoma City, OK	Site densification; new fitness center for Vasa Fitness	59,500	Delivered to tenant(s)
Greensboro, NC	Site densification; new outparcel for Mavis Tires	6,900	Q1 2020	Q4 2020
St. Petersburg, FL (freestanding)	100% recapture; redevelop existing store for At Home, Blink Fitness and additional small shop retail	188,800	Q2 2020	Q4 2020
Middletown, NJ	Termination property; redevelop site for new ShopRite grocery store and additional retail	191,100	Q1 2020	Q2 2021
Gainesville, FL	Termination property; repurpose existing store as office space for Florida Clinical Practice Association / University of Florida College of Medicine	139,100	Sold
Hagerstown, MD	Recapture and repurpose auto center space for BJ's Brewhouse, Verizon and additional retail	15,400	Sold
Hampton, VA	Site densification; new outparcel for Chick-fil-A	2,200	Sold

PROPERTY INFORMATION

Redevelopment Projects (cont’d)

September 30, 2019

Total Project Costs $10 - $20 Million
		Total	Estimated	Estimated
		Project	Construction	Substantial
Property	Description	Square Feet	Start	Completion
Braintree, MA	100% recapture; redevelop existing store for Nordstrom Rack, Saks OFF 5th and additional retail	90,000	Complete
Honolulu, HI	100% recapture; redevelop existing store for Longs Drugs (CVS), PetSmart and Ross Dress for Less	79,000	Complete
Anderson, SC	100% recapture (project expansion); redevelop existing store for Burlington Stores, Gold's Gym, Sportsman's Warehouse, additional retail and restaurants	111,300	Complete
Springfield, IL	Termination property; redevelop existing store for Burlington Stores, Binny's Beverage Depot, Marshall's, Orangetheory Fitness, Outback Steakhouse, Core Life Eatery and additional small shop retail	133,400	Complete
Warwick, RI	Termination property (project expansion); redevelop existing store and detached auto center for At Home, BJ's Brewhouse, Raymour & Flanigan, additional retail and restaurants	190,700	Complete
Hialeah, FL (freestanding)	100% recapture; redevelop existing store for Bed, Bath & Beyond, Ross Dress for Less and dd's Discounts to join current tenant, Aldi	88,400	Complete
Madison, WI	Partial recapture; redevelop existing store for Dave & Busters, Total Wine & More, additional retail and restaurants	75,300	Substantially complete
Paducah, KY	Termination property; redevelop existing store for Burlington Stores, Ross Dress for Less and additional retail	102,300	Substantially complete
Thornton, CO	Termination property; redevelop existing store for Vasa Fitness and additional junior anchors	191,600	Substantially complete
Cockeysville, MD	Partial recapture; redevelop existing store for HomeGoods, Michael's Stores, additional junior anchors and restaurants (note: contributed to the Cockeysville JV in Q1 2019)	83,500	Substantially complete
Temecula, CA	Partial recapture; redevelop existing store and detached auto center for Round One, small shop retail and restaurants	65,100	Substantially complete
North Hollywood, CA	Partial recapture; redevelop existing store for Burlington Stores and Ross Dress for Less	79,800	Substantially complete
West Jordan, UT	Termination property (project expansion); redevelop existing store and attached auto center for At Home, Burlington Stores, Planet Fitness and small shop retail	190,300	Substantially complete
Austin, TX (Tech Ridge)	Partial recapture; redevelop existing store for AMC Theatres and restaurants (note: a portion of this property was contributed to the Tech Ridge JV in Q3 2019; this project reflects the retained, wholly-owned redevelopment)	53,900	Delivered to tenant(s)
Salem, NH	Densify site with new theatre for Cinemark and recapture and repurpose auto center for restaurant space to join existing tenant Dick's Sporting Goods	71,200	Delivered to tenant(s)
Fairfax, VA	Partial recapture; redevelop existing store and attached auto center for Dave & Busters, additional junior anchors and restaurants	110,300	Delivered to tenant(s)
North Riverside, IL	Partial recapture; redevelop existing store and detached auto center for Blink Fitness, Round One, additional junior anchors, small shop retail and restaurants	103,900	Delivered to tenant(s)
Olean, NY	Termination property (project expansion); redevelop existing store for Marshall's, Ollie's Bargain Basement and additional retail	125,700	Delivered to tenant(s)
Las Vegas, NV	Partial recapture; redevelop existing store for Round One and additional retail	78,800	Delivered to tenant(s)
Roseville, MI	Termination property (project expansion); redevelop existing store for At Home, Hobby Lobby and additional retail	369,800	Delivered to tenant(s)
Warrenton, VA	Termination property; redevelop existing store for HomeGoods and additional retail	97,300	Delivered to tenant(s)
Yorktown Heights, NY	Partial recapture; redevelop existing store for 24 Hour Fitness and other retail uses	85,200	Underway	Q4 2019
Reno, NV	100% recapture; redevelop existing store and auto center for Round One and additional retail	169,800	Underway	Q4 2019
Charleston, SC	100% recapture (project expansion); redevelop existing store and detached auto center for Burlington Stores and additional retail	126,700	Underway	Q4 2019
Chicago, IL (Kedzie)	Termination property; redevelop existing store for Ross Dress for Less, dd's Discounts, Five Below, Blink Fitness and additional retail	123,300	Underway	Q4 2019
El Paso, TX	Termination property; redevelop existing store for Ross Dress for Less, dd's Discounts, Five Below and additional retail	114,700	Underway	Q4 2019
Pensacola, FL	Termination property; redevelop existing store for BJ's Wholesale, additional retail and restaurants	134,700	Underway	Q1 2020
Fresno, CA	Partial recapture, redevelop existing store and detached auto center for Ross Dress for Less, dd's Discounts and additional retail	78,300	Underway	Q1 2020
North Miami, FL	100% recapture; redevelop existing store for Burlington Stores, Michael's and Ross Dress for Less	124,300	Underway	Q2 2020
Manchester, NH	Termination property; redevelop existing store for Dick's Sporting Goods, Dave & Busters, additional retail and restaurants	117,700	Underway	Q3 2020

PROPERTY INFORMATION

Redevelopment Projects (cont’d)
September 30, 2019

Total Project Costs $10 - $20 Million (cont’d)
		Total	Estimated	Estimated
		Project	Construction	Substantial
Property	Description	Square Feet	Start	Completion
Victor, NY	Termination property, redevelop existing store for Dick's Sporting Goods and additional retail	140,500	Underway	Q3 2020
Merced, CA	Termination property; redevelop existing store for Burlington Stores, dd's Discounts, Five Below, Ulta Beauty and additional retail	92,600	Underway	Q1 2021
Chesapeake, VA	Termination property; redevelop existing store for Rosie's Gaming Emporium, additional entertainment and restaurants	185,900	Q2 2020	Q3 2021
Santa Cruz, CA	Partial recapture; redevelop existing store for TJ Maxx, HomeGoods and additional junior anchors	62,200	Sold
Vancouver, WA	Partial recapture; redevelop existing store for Round One, Hobby Lobby and additional retail and restaurants	72,400	Sold
Saugus, MA	Partial recapture; redevelop existing store and detached auto center (temporarily on hold)	99,000	To be determined

PROPERTY INFORMATION

Redevelopment Projects (cont’d)

September 30, 2019

Total Project Costs over $20 Million
		Total	Estimated	Estimated
		Project	Construction	Substantial
Property	Description	Square Feet	Start	Completion
Memphis, TN	100% recapture; demolish and construct new buildings for LA Fitness, Nordstrom Rack, Ulta Beauty, Hopdoddy Burger Bar and additional retail and restaurants	135,200	Complete
St. Petersburg, FL (Tyrone Square)	100% recapture; demolish and construct new buildings for Dick's Sporting Goods, Lucky's Market, PetSmart, Five Below, Chili's Grill & Bar, Pollo Tropical, LongHorn Steakhouse, Verizon and additional small shop retail and restaurants	142,400	Complete
Orlando, FL	100% recapture; demolish and construct new buildings for Floor & Decor, LongHorn Steakhouse, Mission BBQ, Olive Garden and additional small shop retail and restaurants	139,200	Substantially complete
West Hartford, CT	100% recapture; redevelop existing store and detached auto center for buybuyBaby, Cost Plus World Market, REI, Saks OFF Fifth, other junior anchors, Shake Shack and additional small shop retail (note: contributed to the West Hartford JV in Q2 2018)	147,600	Substantially complete
Watchung, NJ	100% recapture; demolish full-line store and detached auto center and construct new buildings for Cinemark, HomeSense, Sierra Trading Post, Ulta Beauty, Chick-fil-A, small shop retail and additional restaurants	126,700	Substantially complete
Wayne, NJ	Partial recapture (project expansion); redevelop existing store and detached auto center for Cinemark, Dave & Busters, Yardhouse and additional retail and restaurants (note: contributed to the GGP II JV in Q3 2017)	156,700	Delivered to tenant(s)
Carson, CA	100% recapture (project expansion); redevelop existing store for Burlington Stores, Ross Dress for Less and additional retail	163,800	Delivered to tenant(s)
Greendale, WI	Termination property; redevelop existing store and attached auto center for Dick's Sporting Goods, Round One, TJ Maxx, additional retail and restaurants	223,800	Delivered to tenant(s)
El Cajon, CA	100% recapture; redevelop existing store and auto center for Ashley Furniture, Bob's Discount Furniture, Burlington Stores and additional retail and restaurants; a portion of the basement has been leased to Extra Space Storage	242,700	Delivered to tenant(s)
Anchorage, AK	100% recapture; redevelop existing store for Safeway, Guitar Center, Planet Fitness and additional retail to join current tenant, Nordstrom Rack	142,500	Delivered to tenant(s)
Aventura, FL	100% recapture; demolish existing store and construct new, multi-level open air retail destination featuring a leading collection of experiential shopping, dining and entertainment concepts alongside a treelined esplanade and activated plazas	216,600	Initial deliveries to tenants Q1 2020
San Diego, CA	100% recapture; redevelop existing store into two highly-visible, multi-level buildings with exterior facing retail space leased to Equinox Fitness and a premier mix of experiential shopping, dining, and entertainment concepts (note: contributed to UTC JV in Q2 2018)	206,000	Initial deliveries to tenants Q4 2019
Santa Monica, CA	100% recapture; redevelop existing building into premier, mixed-use asset featuring unique, small-shop retail and creative office space (note: contributed to the Mark 302 JV in Q1 2018)	96,500	Completing core building construction Q4 2019
East Northport, NY	Termination property; redevelop existing store and attached auto center for AMC Theatres, 24 Hour Fitness, additional junior anchors and small shop retail	179,700	Underway	Q4 2019
Tucson, AZ	100% recapture; redevelop existing store and auto center for Round One and additional retail	224,300	Underway	Q4 2019
Fairfield, CA	100% recapture (project expansion); redevelop existing store and auto center for Dave & Busters, AAA Auto Repair Center and additional retail	146,500	Underway	Q1 2020
Plantation, FL	100% recapture (project expansion); redevelop existing store and auto center for GameTime, Powerhouse Gym, additional retail and restaurants	184,400	Underway	Q1 2020
Roseville, CA	Termination property (project expansion): redevelop existing store and auto center for Cinemark, Round One, AAA Auto Repair Center, additional retail and restaurants	147,400	Underway	Q2 2020
San Antonio, TX	Termination property (project expansion); redevelop existing store for Bed Bath & Beyond, buybuyBaby, Tru Fit and additional retail to complement repurposed auto center occupied by Orvis, Jared's Jeweler and Shake Shack	215,900	Underway	Q2 2020
Ft. Wayne, IN	Termination property (project expansion); redevelop existing store for Dave & Buster's, HomeGoods and additional retail to complement new outparcels for BJ's Brewhouse, Chick-fil-A and Portillo's	96,400	Underway	Q4 2020

PROPERTY INFORMATION

Redevelopment Projects (cont’d)
September 30, 2019

Total Project Costs over $20 Million (cont’d)
		Total	Estimated	Estimated
		Project	Construction	Substantial
Property	Description	Square Feet	Start	Completion
Hialeah, FL (Westland Mall)	100% recapture (project expansion); redevelop existing store and auto center for Paragon Theaters, Ulta Beauty, Five Below, Panera Bread and additional retail and restaurants	158,100	Q4 2019	Q2 2021
Asheville, NC	100% recapture; redevelop existing store and auto center for Alamo Drafthouse, restaurants and small shop retail	110,600	Q4 2019	Q2 2021
Orland Park, IL	100% recapture; redevelop existing store for AMC Theatres, 24 Hour Fitness, additional retail and restaurants	181,900	Q1 2020	Q2 2021
Canton, OH	100% recapture (project expansion); redevelop existing store for Dick's Sporting Goods, Dave & Busters and additional retail and restaurants	208,200	Q2 2020	Q1 2021

PROPERTY INFORMATION

Termination Properties

September 30, 2019

Under the terms of the Holdco Master Lease, Holdco has the right, at any time, to terminate any property upon the payment of a termination fee equal to one year of base rent plus annual taxes and other operating expenses.  Additionally, beginning in the second year of the term of the Holdco Master Lease, Holdco has the right to terminate without payment of a termination fee: (i) up to 16 properties in the second year, (ii) up to 12 properties in the third year, (iii) up to 10 properties in the fourth year, and (iv) thereafter, the remaining properties, in each instance with carry over rights if less than the maximum permitted number of properties are terminated in any lease year.  As of September 30, 2019, Holdco had not exercised any of its termination rights under the Holdco Master Lease.

The table below includes the 87 properties at which Sears Holdings had exercised its termination rights under the Original Master Lease prior to its rejection on March 12, 2019:

				Announced
Property	Square Feet	Notice	Termination	Redevelopment
Antioch, CA	95,200	August 2018	December 2018
Columbus, MS	117,100	August 2018	December 2018
Dayton, OH	148,800	August 2018	December 2018	Q2 2017
Flagstaff, AZ	66,200	August 2018	December 2018	Sold
Ft. Wayne, IN	213,600	August 2018	December 2018	Q3 2016 / Q3 2017 / Q2 2019
Jackson, MI	144,200	August 2018	December 2018
Manchester, NH	135,100	August 2018	December 2018	Q4 2018
Salem, NH	119,000	August 2018	December 2018	Q4 2017
Savannah, GA	155,700	August 2018	December 2018
Scott Depot, WV	89,800	August 2018	December 2018	Sold
Steger, IL	87,400	August 2018	December 2018
Victor, NY	115,300	August 2018	December 2018	Q2 2019
West Jordan, UT	117,300	August 2018	December 2018	Q3 2016 / Q3 2018
Chesapeake, VA	169,400	June 2018	November 2018	Q3 2019
Clay, NY	138,000	June 2018	November 2018
Havre, MT	94,700	June 2018	November 2018	Sold
Newark, CA	145,800	June 2018	November 2018
Oklahoma City, OK	173,700	June 2018	November 2018	Q3 2017
Troy, MI	271,300	June 2018	November 2018	Q3 2016
Virginia Beach, VA	86,900	June 2018	November 2018	Q3 2015
Madison, WI	88,100	June 2018	October 2018	Q2 2016
Thousand Oaks, CA	50,300	June 2018	October 2018	Q3 2015
Cedar Rapids, IA	141,100	April 2018	August 2018
Citrus Heights, CA	280,700	April 2018	August 2018
Gainesville, FL	140,500	April 2018	August 2018	Q2 2018 / Sold
Maplewood, MN	168,500	April 2018	August 2018
Pensacola, FL	212,300	April 2018	August 2018	Q2 2018
Rochester, NY	128,500	April 2018	August 2018
Roseville, CA	121,000	April 2018	August 2018	Q2 2017 / Q1 2018
San Antonio, TX	187,800	April 2018	August 2018	Q4 2015
Warrenton, VA	113,900	April 2018	August 2018	Q1 2018
Westwood, TX	215,000	June 2017	January 2018	Q3 2018
Friendswood, TX	166,000	June 2017	November 2017
Albany, NY	216,200	June 2017	October 2017	Q1 2016
Burnsville, MN	161,700	June 2017	October 2017
Chicago, IL (N Harlem)	293,700	June 2017	October 2017
Cockeysville, MD	83,900	June 2017	October 2017	Q1 2017
East Northport, NY	187,000	June 2017	October 2017	Q2 2017
Greendale, WI	238,400	June 2017	October 2017	Q4 2017
Hagerstown, MD	107,300	June 2017	October 2017	Q1 2016 / Sold
Johnson City, NY	155,100	June 2017	October 2017	Sold
Lafayette, LA	194,900	June 2017	October 2017	Sold
Mentor, OH	208,700	June 2017	October 2017
Middleburg Heights, OH	351,600	June 2017	October 2017

PROPERTY INFORMATION

Termination Properties (cont’d)
September 30, 2019

				Announced
Property	Square Feet	Notice	Termination	Redevelopment
Olean, NY	75,100	June 2017	October 2017	Q1 2017
Overland Park, KS	215,000	June 2017	October 2017
Roseville, MI	277,000	June 2017	October 2017	Q3 2016
Sarasota, FL	204,500	June 2017	October 2017
Toledo, OH	209,900	June 2017	October 2017
Warwick, RI	169,200	June 2017	October 2017	Q3 2016 / Q3 2017
York, PA	82,000	June 2017	October 2017	Sold
Chapel Hill, OH	187,200	January 2017	April 2017
Concord, NC	137,500	January 2017	April 2017	Sold
Detroit Lakes, MN	79,100	January 2017	April 2017
El Paso, TX	103,700	January 2017	April 2017	Q2 2018
Elkins, WV	94,900	January 2017	April 2017	Sold
Henderson, NV	122,800	January 2017	April 2017	Q1 2017
Hopkinsville, KY	70,300	January 2017	April 2017	Q1 2018
Jefferson City, MO	92,000	January 2017	April 2017	Q2 2017
Kenton, OH	96,100	January 2017	April 2017
Kissimmee, FL	112,500	January 2017	April 2017
Layton, UT	90,000	January 2017	April 2017	Q3 2018
Leavenworth, KS	76,900	January 2017	April 2017	Sold
Mt. Pleasant, PA	83,500	January 2017	April 2017	Q2 2018
Muskogee, OK	87,500	January 2017	April 2017	Sold
Owensboro, KY	68,300	January 2017	April 2017	Sold
Paducah, KY	108,200	January 2017	April 2017	Q3 2017
Platteville, WI	94,800	January 2017	April 2017	Sold
Riverside, CA (Iowa Ave.)	94,500	January 2017	April 2017
Sioux Falls, SD	72,500	January 2017	April 2017	Sold
Alpena, MI	118,200	September 2016	January 2017	Sold
Chicago, IL (S Kedzie)	118,800	September 2016	January 2017	Q3 2018
Cullman, AL	98,500	September 2016	January 2017	Q2 2017
Deming, NM	96,600	September 2016	January 2017
Elkhart, IN	86,500	September 2016	January 2017	Q4 2016
Harlingen, TX	91,700	September 2016	January 2017	Sold
Houma, LA	96,700	September 2016	January 2017	Sold
Kearney, NE	86,500	September 2016	January 2017	Q3 2016
Manistee, MI	87,800	September 2016	January 2017
Merrillville, IN	108,300	September 2016	January 2017	Q4 2016
New Iberia, LA	91,700	September 2016	January 2017	Q2 2017
Riverton, WY	94,800	September 2016	January 2017	Sold
Sault Sainte Marie, MI	92,700	September 2016	January 2017
Sierra Vista, AZ	86,100	September 2016	January 2017	Sold
Springfield, IL	84,200	September 2016	January 2017	Q3 2016
Thornton, CO	190,200	September 2016	January 2017	Q1 2017
Yakima, WA	97,300	September 2016	January 2017	Sold
Total square feet	11,728,300

PROPERTY INFORMATION

Joint Venture Properties

September 30, 2019

Brookfield Retail Partners (formerly GGP, Inc.) Joint Ventures

					Total
	Mall Name	City	State	Joint Venture	GLA (1)	Leased (1)
1	Northridge Fashion Center	Northridge	CA	GGP II JV	146,000	100.0%
2	Altamonte Mall	Altamonte Springs	FL	GGP II JV	107,200	36.1%
3	Coastland Center	Naples	FL	GGP II JV	81,000	36.7%
4	Cumberland Mall	Atlanta	GA	GGP II JV	99,500	89.3%
5	Natick Collection (2)	Natick	MA	GGP I JV	95,300	21.0%
6	Willowbrook Mall	Wayne	NJ	GGP II JV	140,500	36.4%
7	Sooner Mall (2)	Norman	OK	GGP I JV	33,400	0.0%
8	Stonebriar Centre	Frisco	TX	GGP I JV	81,500	0.0%
9	Alderwood	Lynnwood	WA	GGP I JV	88,800	27.7%

(1)	Based on signed leases as of September 30, 2019; GLA presented at the Company's proportional share.
(2)	Property is subject to a lease or ground lease agreement.

Simon Joint Venture

					Total
	Mall Name	City	State	Joint Venture	GLA (1)	Leased (1)
1	Santa Rosa Plaza	Santa Rosa	CA	Simon JV	82,700	0.0%
2	Briarwood	Ann Arbor	MI	Simon JV	85,300	0.0%
3	The Shops at Nanuet	Nanuet	NY	Simon JV	110,700	0.0%
4	Woodland Hills Mall	Tulsa	OK	Simon JV	75,100	0.0%
5	Barton Creek Square	Austin	TX	Simon JV	82,300	0.0%

(1)	Based on signed leases as of September 30, 2019; GLA presented at the Company's proportional share.

Macerich Joint Venture

					Total
	Mall Name	City	State	Joint Venture	GLA (1)	Leased (1)
1	Chandler Fashion Center	Chandler	AZ	Macerich JV	70,800	52.3%
2	Arrowhead Towne Center	Glendale	AZ	Macerich JV	62,500	0.0%
3	Los Cerritos Center	Cerritos	CA	Macerich JV	138,800	0.0%
4	Vintage Faire Mall	Modesto	CA	Macerich JV	74,200	23.3%
5	Danbury Fair	Danbury	CT	Macerich JV	89,300	100.0%
6	Deptford Mall	Deptford	NJ	Macerich JV	95,800	61.3%
7	Freehold Raceway Mall	Freehold	NJ	Macerich JV	69,300	100.0%
8	Washington Square Mall	Portland	OR	Macerich JV	110,000	0.0%
9	South Plains Mall	Lubbock	TX	Macerich JV	75,300	0.0%

(1)	Based on signed leases as of September 30, 2019; GLA presented at the Company's proportional share.

PROPERTY INFORMATION

Joint Venture Properties (cont’d)

September 30, 2019

Invesco Real Estate Joint Ventures

					Total
	Property Address	City	State	Joint Venture	GLA (1)	Leased (1)
1	302 Colorado Avenue	Santa Monica	CA	Mark 302 JV	48,200	0.0%
2	4575 La Jolla Village Drive	San Diego	CA	UTC JV	113,100	49.9%

(1)	Based on signed leases as of September 30, 2019; GLA presented at the Company's proportional share.

Other Joint Ventures

					Total
	Property Address	City	State	Joint Venture	GLA (1)	Leased (1)
1	1445 New Britain Avenue	West Hartford	CT	West Hartford JV	81,900	89.6%
2	126 Shawan Road	Cockeysville	MD	Cockeysville JV	68,600	33.8%
3	12625 North Interstate Highway 35	Austin	TX	Tech Ridge JV	-	-

(1)	Based on signed leases as of September 30, 2019; GLA presented at the Company's proportional share.

PROPERTY INFORMATION

Wholly Owned Properties

September 30, 2019

					Holdco	Total		Land
	Property Address	City	State	Property Type (1)	Master Lease (2)	GLA (3)	Leased (3)	Acres
1	700 East Northern Lights Boulevard	Anchorage	AK	Shopping Center		158,500	82.4%	26
2	1731 2nd Avenue Southwest	Cullman	AL	Freestanding		88,500	100.0%	6
3	3930 McCain Boulevard	North Little Rock	AR	Mall	X	177,100	94.2%	15
4	6515 East Southern Avenue	Mesa	AZ	Mall		121,900	13.8%	11
5	10140 North 91st Avenue	Peoria	AZ	Shopping Center		104,400	100.0%	10
6	7611 West Thomas Road	Phoenix	AZ	Mall		144,200	8.3%	10
7	12025 North 32nd Street	Phoenix	AZ	Freestanding		151,200	100.0%	11
8	3400 Gateway Boulevard	Prescott	AZ	Mall	X	102,300	100.0%	10
9	2250 El Mercado Loop	Sierra Vista	AZ	Mall		94,700	0.0%	7
10	5950 East Broadway Boulevard	Tucson	AZ	Mall		218,900	34.5%	20
11	3150 South 4th Avenue	Yuma	AZ	Shopping Center		90,400	0.0%	14
12	3625 East 18th Street	Antioch	CA	Shopping Center		95,200	0.0%	7
13	42126 Big Bear Boulevard	Big Bear Lake	CA	Shopping Center	X	80,000	91.6%	8
14	20700 South Avalon Boulevard	Carson	CA	Mall		182,200	60.2%	13
15	565 Broadway	Chula Vista	CA	Mall	X	250,000	100.0%	16
16	5900 Sunrise Mall	Citrus Heights	CA	Mall		289,500	0.0%	22
17	912 County Line Road	Delano	CA	Freestanding		86,100	0.0%	6
18	575 Fletcher Parkway	El Cajon	CA	Mall		244,900	76.6%	22
19	3751 South Dogwood Road	El Centro	CA	Mall		139,700	37.7%	14
20	1420 Travis Boulevard	Fairfield	CA	Mall		169,500	26.6%	9
21	5901 Florin Road	Florin	CA	Shopping Center		272,700	4.4%	20
22	3636 North Blackstone Avenue	Fresno	CA	Shopping Center	X	216,600	97.0%	13
23	1500 Anna Sparks Way	McKinleyville	CA	Shopping Center	X	94,800	100.0%	8
24	1011 West Olive Avenue	Merced	CA	Shopping Center		92,600	86.2%	10
25	5080 East Montclair Plaza Lane	Montclair	CA	Mall	X	174,700	100.0%	3
26	22550 Town Circle	Moreno Valley	CA	Mall	X	169,400	100.0%	11
27	6000 Mowry Avenue	Newark	CA	Mall		145,800	17.1%	10
28	12121 Victory Boulevard	North Hollywood	CA	Shopping Center	X	161,900	100.0%	4
29	72880 Highway 111	Palm Desert	CA	Mall	X	136,500	100.0%	8
30	1855 Main Street	Ramona	CA	Shopping Center	X	107,500	94.5%	10
31	5261 Arlington Avenue	Riverside	CA	Freestanding	X	214,200	100.0%	19
32	3001 Iowa Avenue	Riverside	CA	Freestanding		132,600	28.7%	13
33	1191 Galleria Boulevard	Roseville	CA	Mall		133,500	89.9%	9
34	1700 North Main Street	Salinas	CA	Mall	X	133,000	100.0%	10
35	100 Inland Center	San Bernardino	CA	Mall	X	264,700	100.0%	22
36	1178 El Camino Real	San Bruno	CA	Mall	X	276,600	100.0%	13

PROPERTY INFORMATION

Wholly Owned Properties (cont’d)

September 30, 2019

					Holdco	Total		Land
	Property Address	City	State	Property Type (1)	Master Lease (2)	GLA (3)	Leased (3)	Acres
37	2180 Tully Road	San Jose	CA	Mall	X	262,500	100.0%	22
38	200 Town Center East	Santa Maria	CA	Mall	X	108,600	100.0%	5
39	895 Faulkner Road	Santa Paula	CA	Freestanding	X	71,300	100.0%	10
40	40710 Winchester Road	Temecula	CA	Mall	X	120,100	94.8%	10
41	145 West Hillcrest Drive	Thousand Oaks	CA	Shopping Center		162,000	100.0%	11
42	3295 East Main Street	Ventura	CA	Mall	X	178,600	100.0%	2
43	1209 Plaza Drive	West Covina	CA	Mall	X	142,000	100.0%	16
44	100 Westminster Mall	Westminster	CA	Mall		197,900	0.0%	14
45	10785 West Colfax Avenue	Lakewood	CO	Shopping Center		153,000	7.8%	8
46	1400 East 104th Avenue	Thornton	CO	Shopping Center		180,000	34.3%	25
47	850 Hartford Turnpike	Waterford	CT	Mall		149,200	0.0%	11
48	19563 Coastal Highway	Rehoboth Beach	DE	Freestanding	X	123,300	100.0%	13
49	5900 Glades Road	Boca Raton	FL	Mall		178,500	2.4%	19
50	7350 Manatee Avenue West	Bradenton	FL	Shopping Center	X	82,900	100.0%	9
51	27001 U.S. 19 North	Clearwater	FL	Mall		211,300	41.5%	14
52	1625 Northwest 107th Avenue	Doral	FL	Mall		212,900	42.3%	13
53	4125 Cleveland Avenue	Ft. Myers	FL	Mall	X	146,800	100.0%	12
54	1675 West 49th Street	Hialeah	FL	Mall	X	174,700	98.1%	8
55	1460 West 49th Street	Hialeah	FL	Freestanding		106,300	100.0%	9
56	2211 West Vine Street	Kissimmee	FL	Shopping Center		148,900	24.4%	14
57	3800 US Highway 98 North	Lakeland	FL	Mall		156,200	0.0%	12
58	1050 South Babcock Street	Melbourne	FL	Freestanding		102,600	0.0%	14
59	19505 Biscayne Boulevard	Miami	FL	Mall		216,600	50.6%	12
60	20701 Southwest 112th Avenue	Miami	FL	Mall	X	170,100	100.0%	15
61	10700 Biscayne Boulevard	North Miami	FL	Freestanding		119,600	95.2%	11
62	3100 Southwest College Road	Ocala	FL	Mall		146,200	0.0%	12
63	380 Blanding Boulevard	Orange Park	FL	Shopping Center		87,400	100.0%	9
64	3111 East Colonial Drive	Orlando	FL	Mall		130,300	71.9%	18
65	733 North Highway 231	Panama City	FL	Mall		139,300	0.0%	15
66	7171 North Davis Highway	Pensacola	FL	Shopping Center		126,700	86.0%	15
67	8000 West Broward Boulevard	Plantation	FL	Mall		184,500	81.5%	18
68	8201 South Tamiami Trail	Sarasota	FL	Mall		212,400	0.0%	15
69	4501 66th Street North	St. Petersburg	FL	Freestanding	X	120,600	100.0%	11
70	2300 Tyrone Boulevard North	St. Petersburg	FL	Mall		149,300	97.9%	14
71	7810 Abercorn Street	Savannah	GA	Mall		167,300	0.0%	15
72	500 North Nimitz Highway	Honolulu	HI	Freestanding		76,100	100.0%	4

PROPERTY INFORMATION

Wholly Owned Properties (cont’d)

September 30, 2019

					Holdco	Total		Land
	Property Address	City	State	Property Type (1)	Master Lease (2)	GLA (3)	Leased (3)	Acres
73	1501 Highway 169 North	Algona	IA	Freestanding	X	99,300	100.0%	7
74	4600 1st Avenue Northeast	Cedar Rapids	IA	Mall		146,000	0.0%	12
75	1405 South Grand Avenue	Charles City	IA	Freestanding	X	96,600	100.0%	11
76	2307 Superior Street	Webster City	IA	Shopping Center		40,800	0.0%	4
77	460 North Milwaukee Street	Boise	ID	Mall		123,600	0.0%	8
78	4730 West Irving Park Road	Chicago	IL	Freestanding		356,700	11.8%	6
79	1601 North Harlem Avenue	Chicago	IL	Freestanding		293,700	25.6%	7
80	5050 South Kedzie Avenue	Chicago	IL	Shopping Center		120,700	73.8%	9
81	17550 Halsted Street	Homewood	IL	Shopping Center		196,100	100.0%	19
82	3340 Mall Loop Drive	Joliet	IL	Mall		204,600	19.6%	17
83	2860 South Highland Avenue	Lombard	IL	Freestanding		139,300	100.0%	8
84	7503 West Cermak Road	North Riverside	IL	Mall	X	202,500	81.0%	13
85	2 Orland Square Drive	Orland Park	IL	Mall		160,000	53.5%	16
86	2500 Wabash Avenue	Springfield	IL	Shopping Center		127,800	85.7%	14
87	3231 Chicago Road	Steger	IL	Freestanding		87,400	0.0%	3
88	3101 Northview Drive	Elkhart	IN	Shopping Center		86,600	100.0%	8
89	4201 Coldwater Road	Ft. Wayne	IN	Mall		93,400	85.9%	15
90	101 West Lincoln Highway	Merrillville	IN	Shopping Center		170,900	87.1%	17
91	9701 Metcalf Avenue	Overland Park	KS	Shopping Center		215,000	5.6%	19
92	3010 Fort Campbell Boulevard	Hopkinsville	KY	Shopping Center		85,100	75.9%	13
93	5101 Hinkleville Road	Paducah	KY	Mall		97,300	68.7%	9
94	5715 Johnston Street	Lafayette	LA	Mall		194,900	0.0%	16
95	900 East Admiral Doyle Drive	New Iberia	LA	Freestanding		114,600	100.0%	12
96	200 Grossman Drive	Braintree	MA	Shopping Center		89,700	94.8%	34
97	1325 Broadway	Saugus	MA	Mall	X	210,700	55.9%	16
98	15700 Emerald Way	Bowie	MD	Shopping Center		130,500	17.2%	11
99	3207 Solomons Island Road	Edgewater	MD	Shopping Center	X	117,200	100.0%	14
100	417 Main Street	Madawaska	ME	Shopping Center		49,700	0.0%	2
101	1250 Boardman-Jackson Crossing	Jackson	MI	Shopping Center		152,700	5.6%	15
102	2100 Southfield Road	Lincoln Park	MI	Shopping Center		301,700	11.2%	17
103	1560 US 31 South	Manistee	MI	Shopping Center		94,700	0.0%	12
104	32123 Gratiot Avenue	Roseville	MI	Mall		364,600	42.4%	21
105	2760 I-75 Business Spur	Sault Sainte Marie	MI	Freestanding		92,700	0.0%	11
106	22801 Harper Avenue	St. Clair Shores	MI	Freestanding		103,000	100.0%	11
107	300 West 14 Mile Road	Troy	MI	Mall		384,100	27.0%	30
108	3100 Washtenaw Road	Ypsilanti	MI	Freestanding		99,400	100.0%	12

PROPERTY INFORMATION

Wholly Owned Properties (cont’d)

September 30, 2019

					Holdco	Total		Land
	Property Address	City	State	Property Type (1)	Master Lease (2)	GLA (3)	Leased (3)	Acres
109	14250 Buck Hill Road	Burnsville	MN	Mall		167,300	0.0%	15
110	1305 Highway 10 West	Detroit Lakes	MN	Shopping Center		87,100	0.0%	15
111	3001 White Bear Avenue North	Maplewood	MN	Mall		175,000	0.0%	14
112	425 Rice Street	St. Paul	MN	Freestanding		217,900	0.0%	17
113	11 South Kingshighway Street	Cape Girardeau	MO	Freestanding		75,000	60.0%	6
114	1 Flower Valley Shopping Center	Florissant	MO	Shopping Center		124,000	17.2%	11
115	2304 Missouri Boulevard	Jefferson City	MO	Freestanding		97,700	100.0%	10
116	3700 South Campbell Avenue	Springfield	MO	Shopping Center		112,900	100.0%	8
117	2308 Highway 45 North	Columbus	MS	Shopping Center		166,700	27.2%	18
118	1 South Tunnel Road	Asheville	NC	Mall		110,600	40.7%	16
119	1302 Bridford Parkway	Greensboro	NC	Shopping Center		178,500	78.4%	16
120	4700 2nd Avenue	Kearney	NE	Freestanding		80,000	81.1%	8
121	1500 South Willow Street	Manchester	NH	Mall		114,100	70.5%	11
122	310 Daniel Webster Highway	Nashua	NH	Mall	X	167,100	100.0%	7
123	50 Fox Run Road	Portsmouth	NH	Mall		127,100	0.0%	13
124	77 Rockingham Park Boulevard	Salem	NH	Mall		207,200	59.4%	14
125	1500 Highway 35	Middletown	NJ	Freestanding		191,100	100.0%	23
126	1640 Route 22	Watchung	NJ	Freestanding		116,400	93.6%	19
127	1205 East Pine Street	Deming	NM	Freestanding		96,600	0.0%	10
128	10405 South Eastern Avenue	Henderson	NV	Shopping Center		143,500	100.0%	12
129	4000 Meadows Lane	Las Vegas	NV	Mall	X	130,300	83.3%	11
130	5400 Meadowood Mall Circle	Reno	NV	Mall		183,700	22.5%	3
131	1425 Central Avenue	Albany	NY	Mall		277,900	27.6%	21
132	4155 State Route 31	Clay	NY	Mall		146,500	0.0%	12
133	4000 Jericho Turnpike	East Northport	NY	Shopping Center		179,700	51.9%	18
134	195 North Broadway	Hicksville	NY	Freestanding		284,900	47.9%	30
135	2801 West State Street	Olean	NY	Freestanding		121,700	45.5%	13
136	317 Greece Ridge Center Drive	Rochester	NY	Mall		128,500	0.0%	15
137	171 Delaware Avenue	Sidney	NY	Shopping Center	X	94,400	100.0%	19
138	200 Eastview Mall	Victor	NY	Mall		123,000	83.4%	14
139	600 Lee Boulevard	Yorktown Heights	NY	Mall		160,000	24.1%	12
140	4100 Belden Village Avenue Northwest	Canton	OH	Mall	X	219,400	100.0%	19
141	2000 Brittain Road	Chapel Hill	OH	Mall		175,700	12.6%	21
142	2700 Miamisburg Centerville Road	Dayton	OH	Mall		192,500	7.0%	16
143	1005 East Columbus Street	Kenton	OH	Freestanding		96,100	0.0%	11
144	502 Pike Street	Marietta	OH	Freestanding	X	87,500	100.0%	7

PROPERTY INFORMATION

Wholly Owned Properties (cont’d)

September 30, 2019

					Holdco	Total		Land
	Property Address	City	State	Property Type (1)	Master Lease (2)	GLA (3)	Leased (3)	Acres
145	7875 Johnnycake Ridge Road	Mentor	OH	Mall		219,100	9.0%	20
146	6950 West 130th Street	Middleburg Heights	OH	Shopping Center		351,600	10.2%	15
147	1447 North Main Street	North Canton	OH	Shopping Center	X	87,100	100.0%	9
148	3408 West Central Avenue	Toledo	OH	Shopping Center		218,700	0.0%	11
149	4400 South Western Avenue	Oklahoma City	OK	Freestanding		223,700	22.4%	24
150	3132 East 51st Street	Tulsa	OK	Freestanding		87,200	100.0%	9
151	1180 Southeast 82nd Avenue	Happy Valley	OR	Mall		144,300	31.2%	12
152	3975 Columbia Avenue	Columbia	PA	Shopping Center	X	86,700	100.0%	8
153	160 North Gulph Road (4)	King Of Prussia	PA	Mall		210,800	82.8%	14
154	1745 Quentin Road	Lebanon	PA	Shopping Center	X	117,200	100.0%	15
155	100 Cross Roads Plaza	Mount Pleasant	PA	Shopping Center		86,300	67.7%	10
156	400 North Best Avenue	Walnutport	PA	Freestanding	X	121,200	100.0%	16
157	PR 167 & Las Cumbres	Bayamon	PR	Shopping Center	X	114,600	100.0%	10
158	400 Calle Betances	Caguas	PR	Mall	X	138,700	100.0%	8
159	Plaza Carolina Station	Carolina	PR	Mall	X	198,000	100.0%	11
160	Martinez Nadal Avenue	Guaynabo	PR	Shopping Center	X	223,500	91.9%	18
161	PR Road 2, Km 149.5	Mayaguez	PR	Shopping Center	X	118,200	100.0%	13
162	2643 Ponce Bypass	Ponce	PR	Shopping Center	X	126,900	100.0%	9
163	650 Bald Hill Road	Warwick	RI	Shopping Center		211,700	96.0%	20
164	3801B Clemson Boulevard	Anderson	SC	Shopping Center		119,300	100.0%	12
165	7801 Rivers Avenue	Charleston	SC	Mall		136,700	49.6%	14
166	2800 North Germantown Parkway	Cordova	TN	Mall		160,900	0.0%	12
167	4570 Poplar Avenue	Memphis	TN	Freestanding		112,700	87.7%	11
168	12625 North Interstate Highway 35	Austin	TX	Shopping Center		53,900	83.5%	25
169	3450 West Camp Wisdom Road	Dallas	TX	Mall		205,300	0.0%	13
170	9484 Dyer Street	El Paso	TX	Freestanding		114,200	60.2%	11
171	300 Baybrook Mall	Friendswood	TX	Mall		166,000	0.0%	13
172	303 Memorial City	Houston	TX	Mall		214,400	100.0%	20
173	12605 North Gessner Road	Houston	TX	Freestanding		134,000	100.0%	11
174	6301 Northwest Loop 410	Ingram	TX	Mall		168,400	0.0%	12
175	2501 Irving Mall	Irving	TX	Mall		84,500	47.0%	18
176	201 Central Park Mall	San Antonio	TX	Freestanding		198,800	90.2%	15
177	4000 North Shepherd	Shepherd	TX	Freestanding	X	201,700	100.0%	12
178	13131 Preston Road	Valley View	TX	Mall		235,000	24.9%	23
179	9570 Southwest Freeway	Westwood	TX	Freestanding		213,600	100.0%	18
180	2010 North Main Street	Layton	UT	Shopping Center		176,800	84.1%	14

PROPERTY INFORMATION

Wholly Owned Properties (cont’d)

September 30, 2019

					Holdco	Total		Land
	Property Address	City	State	Property Type (1)	Master Lease (2)	GLA (3)	Leased (3)	Acres
181	7453 South Plaza Center Drive	West Jordan	UT	Shopping Center		183,300	93.3%	12
182	5901 Duke Street	Alexandria	VA	Mall	X	262,100	100.0%	18
183	1401 Greenbrier Parkway	Chesapeake	VA	Mall		162,000	50.6%	15
184	12000 Fair Oaks Mall	Fairfax	VA	Mall		220,200	33.6%	15
185	4588 Virginia Beach Boulevard	Virginia Beach	VA	Mall		197,300	56.0%	14
186	141 West Lee Highway	Warrenton	VA	Shopping Center		86,100	25.4%	9
187	2200 148th Avenue Northeast	Redmond	WA	Shopping Center		230,700	0.0%	15
188	5200 South 76th Street	Greendale	WI	Mall		187,400	75.5%	21
189	53 West Towne Mall	Madison	WI	Mall		142,400	38.1%	18
	Total - Wholly-Owned Properties					29,586,700	55.6%	2,512

(1)

Company classification.  Mall properties are attached to regional malls; Shopping Center properties include properties attached, within or adjacent to neighborhood shopping or power centers, as well as freestanding properties.

(2)	Denotes property subject to the Holdco Master Lease.
(3)	Based on signed leases as of September 30, 2019.
(4)	Property is subject to a ground lease.

DISCLOSURES

Non-GAAP Measures

The Company makes reference to NOI, Total NOI, EBITDAre, Company EBITDA, FFO and Company FFO which are financial measures that include adjustments to accounting principles generally accepted in the United States (“GAAP”).

None of NOI, Total NOI, EBITDAre, Company EBITDA, FFO or Company FFO, are measures that (i) represent cash flow from operations as defined by GAAP; (ii) are indicative of cash available to fund all cash flow needs, including the ability to make distributions; (iii) are alternatives to cash flow as a measure of liquidity; or (iv) should be considered alternatives to net income (which is determined in accordance with GAAP) for purposes of evaluating the Company’s operating performance.  Reconciliations of these measures to the respective GAAP measures we deem most comparable have been provided in this Supplemental Information package.

Net Operating Income ("NOI”), Total NOI and Annualized Total NOI

NOI is defined as income from property operations less property operating expenses.  The Company believes NOI provides useful information regarding Seritage, its financial condition, and results of operations because it reflects only those income and expense items that are incurred at the property level.

The Company also uses Total NOI, which includes its proportional share of unconsolidated properties.  This form of presentation offers insights into the financial performance and condition of the Company as a whole given the Company’s ownership of unconsolidated properties that are accounted for under GAAP using the equity method.  The Company also considers Total NOI to be a helpful supplemental measure of its operating performance because it excludes from NOI variable items such as termination fee income, as well as non-cash items such as straight-line rent and amortization of lease intangibles.

Annualized Total NOI is an estimate, as of the end of the reporting period, of the annual Total NOI to be generated by the Company’s portfolio including all signed leases and modifications to the Original Master Lease and Holdco Master Lease with respect to recaptured space.   We calculate Annualized Total NOI by adding or subtracting current period adjustments for leases that commenced or expired during the period to Total NOI (as defined) for the period and annualizing, and then adding estimated annual Total NOI attributable to SNO leases and subtracting estimated annual Total NOI attributable to Sears Holdings and Holdco space to be recaptured.

Annualized Total NOI is a forward-looking non-GAAP measure for which the Company does not believe it can provide reconciling information to a corresponding forward-looking GAAP measure without unreasonable effort.

Earnings before Interest Expense, Income Tax, Depreciation, and Amortization for Real Estate ("EBITDAre") and Company EBITDA

EBITDAre is calculated in accordance with the definition set forth by the National Association of Real Estate Investment Trusts ("NAREIT"), which may not be comparable to measures calculated by other companies who do not use the NAREIT definition of EBITDA.  EBITDAre is calculated as net income computed in accordance with GAAP, excluding interest expense, income tax expense, depreciation and amortization, gains (or losses) from property sales and impairment charges on depreciable real estate assets.  The Company believes EBITDAre provides useful information to investors regarding our results of operations because it removes the impact of the Company’s capital structure (primarily interest expense) and its asset base (primarily depreciation and amortization).  Management also believes the use of EBITDAre facilitates comparisons between us and other equity REITs and real property owners that are not REITs.

The Company makes certain adjustments to EBITDAre, which it refers to as Company EBITDA, to account for certain non-cash and non-comparable items, such as termination fee income, unrealized loss on interest rate cap, litigation charges, acquisition-related expenses and certain up-front-hiring costs that it does not believe are representative of ongoing operating results.

Funds From Operations ("FFO") and Company FFO

FFO is calculated in accordance with NAREIT which defines FFO as net income computed in accordance with GAAP, excluding gains (or losses) from property sales, real estate related depreciation and amortization, and impairment charges on depreciable real estate assets.  The Company considers FFO a helpful supplemental measure of the operating performance for equity REITs and a complement to GAAP measures because it is a recognized measure of performance by the real estate industry.

DISCLOSURES

The Company makes certain adjustments to FFO, which it refers to as Company FFO, to account for certain non-cash and non-comparable items, such as termination fee income, unrealized loss on interest rate cap, litigation charges, acquisition-related expenses, amortization of deferred financing costs and certain up-front-hiring costs, that it does not believe are representative of ongoing operating results.

Forward-Looking Statements

This document contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond the company’s control, which may cause actual results to differ significantly from those expressed in any forward-looking statement. Factors that could cause or contribute to such differences include, but are not limited to: our historical exposure to Sears Holdings and the effects of its previously announced bankruptcy filing; Holdco’s termination and other rights under its master lease with us; competition in the real estate and retail industries; risks relating to our recapture and redevelopment activities; contingencies to the commencement of rent under leases; the terms of our indebtedness; restrictions with which we are required to comply in order to maintain REIT status and other legal requirements to which we are subject; and our relatively limited history as an operating company.  For additional discussion of these and other applicable risks, assumptions and uncertainties, see the “Risk Factors” and forward-looking statement disclosure contained in our filings with the Securities and Exchange Commission, including the risk factors relating to Sears Holdings and Holdco.  While we believe that our forecasts and assumptions are reasonable, we caution that actual results may differ materially.  We intend the forward-looking statements to speak only as of the time made and do not undertake to update or revise them as more information becomes available, except as required by law.

Seritage Growth Properties

500 Fifth Avenue | New York, NY 10110

212-355-7800 | www.seritage.com